EXHIBIT 99.6
                                                                   [EXELON LOGO]

                                  SITHE ASSETS


The following table shows Sithe's principal assets as of December 31, 2001.


                                                                      No. of                                Net Generation
   Type of Plant             Station                Location           Units     Fuel     Dispatch Type      Capacity (MW)
================================================================================================================================
Merchant Plants              Batavia                New York              1       Gas      Intermediate                 50
                             ForeRiver 1, 2         Massachusetts         2       Oil        Peaking                    26
                             Framingham 1, 2, 3     Massachusetts         3       Oil        Peaking                    37
                             Massena                New York              1     Gas/Oil    Intermediate                 66
                             Mystic 4, 5, 6, 7      Massachusetts         4       Oil      Intermediate                995
                             Mystic CT              Massachusetts         1       Oil        Peaking                    11
                             New Boston 1, 2        Massachusetts         2     Gas/Oil    Intermediate                760
                             New Boston 3           Massachusetts         1       Oil        Peaking                    20
                             Ogdensburg             New York              1     Gas/Oil    Intermediate                 71
                             West Medway 1, 2, 3    Massachusetts         3     Gas/Oil      Peaking                   165
                             Wyman 4                Maine                 1       Oil      Intermediate                 36
                             Cardinal               Canada                1       Gas       Base-load                  157
                                                                      --------                           -----------------
                                                                         21                                          2,394
                                                                      --------                           -----------------

Qualifying Facilities        Allegheny 5, 6, 8, 9   Pennsylvania          4      Hydro     Intermediate                 51
                             Bypass                 Idaho                 1      Hydro      Base-load                   10
                             Elk Creek              Idaho                 1      Hydro      Base-load                    2
                             Greeley                Colorado              1       Gas       Base-load                   48
                             Hazelton               Idaho                 1      Hydro      Base-load                    9
                             Independence           New York              1       Gas       Base-load                  614
                             Ivy River              North Carolina        1      Hydro      Base-load                    1
                             Kenilworth             New Jersey            1     Gas/Oil     Base-load                   26
                             Montgomery Creek       California            1      Hydro      Base-load                    3
                             Naval Station          California            1     Gas/Oil     Base-load                   45
                             Naval Training Center  California            1     Gas/Oil     Base-load                   23
                             North Island           California            1     Gas/Oil     Base-load                   37
                             Oxnard                 California            1       Gas       Base-load                   48
                             Rock Creek             California            1      Hydro      Base-load                    4
                             Sterling               New York              1       Gas      Intermediate                 56
                                                                      --------                           -----------------
                                                                         18                                            977
                                                                      --------                           -----------------

Under Construction           ForeRiver 3            Massachusetts         1     Gas/Oil     Base-load                  807
                             Mystic 8, 9            Massachusetts         2       Gas       Base-load                1,614
                             TEG 1, 2               Mexico                2      Coke       Base-load                  230
                                                                      --------                           -----------------
                                                                          5                                          2,651
                                                                      --------                           -----------------

Under Advanced Development   Heritage 1, 2          New York              2       Gas       Base-load                  800 *
                             Goreway                Canada                1       Gas       Base-load                  800
                             Southdown              Canada                1       Gas       Base-load                  800
                                                                      --------                           -----------------
                                                                          4                                          2,400
                                                                      --------                           -----------------
                                                                      --------

                                                                      ========                           =================
                                                                         48                                          8,422


* On May 9th, 2002 GE Power Systems and Sithe announced the cancellation of the development of the Heritage power plant.